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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): April 28, 1999


                                 PENTACON, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                    001-13931                76-0531585
  (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
        of incorporation)                                    Identification No.)



                        10375 Richmond Avenue, Suite 700
                              Houston, Texas 77042
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 860-1000


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ITEM 5.  OTHER EVENTS

         On April 28, 1999, Pentacon, Inc. issued a press release announcing that its financial results for the quarter ended March 31, 1999. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press Release, dated April 28, 1999.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 PENTACON, INC.




                                 By:  /s/  Bruce M. Taten
                                     ------------------------------
                                     Bruce M. Taten
                                     Senior Vice President and General Counsel


Date:  May 6, 1999